UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 26, 2007

SUN NEW MEDIA INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Fourth Floor

1120 Avenue of the Americas

New York NY 10036

(Address of principal executive offices)

Registrant’s telephone number, including area code:

1-888-865-0901 ext. 322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURES
EXHIBIT INDEX

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2007, Sun New Media, Inc. (the “Company”) announced that Mr. Mark Newburg has resigned both as the Chair of its Audit Committee and as a member of its Board of Directors.

Mr. Newburg’s decision resulted from personal reasons and from the restructuring of the Company’s Board.  He will remain as a strategic business consultant to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 29, 2006

SUN NEW MEDIA, INC.

By:	/s/ Thomas A. Schuler
Thomas A. Schuler
Chief Financial Officer